EXHIBIT 10.2

AMENDMENT NUMBER 2018 Number 1

BancFirst Corporation Thrift Plan

BY THIS AGREEMENT, BancFirst Corporation Thrift Plan (herein referred to as the "Plan") is hereby amended as follows, effective as of February 1, 2018, except as otherwise provided herein:

1.	The section of the Adoption Agreement entitled "ELECTIVE SERVICE CREDITING" is amended as follows:

ELECTIVE SERVICE CREDITING (1.59(C)). The Plan must credit Related Employer Service under Section 1.24(C) and also must credit certain Predecessor Employer/Predecessor Plan Service under Section 1.59(B). If the Plan is a Multiple Employer Plan, the Plan also must credit Service as provided in Section 12.08. The Plan also elects under Section 1.59(C) to credit as Service the following Predecessor Employer service (Choose one of (a) or (b).):

(a)	[n/a]	Not applicable. No elective Predecessor Employer Service crediting applies.

(b)	☒	Applies. The Plan credits the specified service with the following designated Predecessor Employers as Service for the Employer for the purposes indicated (Choose one or both of (1) and (2) as applicable. Complete (3). Choose (4) if applicable.):

[Note: Any elective Service crediting under this Election 13 must be nondiscriminatory.]

(1)	[n/a] All purposes. Credit as Service for all purposes, service with Predecessor Employer(s): (insert as many names as needed).

(2)	☒	Designated purposes. Credit as Service, service with the following Predecessor Employer(s) for the designated purpose(s):	(1) Eligibility	(2) Vesting	(3) Contribution Allocation

	a.	Employer: Union Bank of Chandler, Union National Bancshares of Chandler, Inc., Exchange National Bank of Moore, Okemah National Bank, Bank of Commerce - Yukon, Wilcox & Jones (now part of Armour Assurance, Inc., Park State Bank, First Bartlesville Bank, Lincoln National Bank, Armour Assurance, Inc., RBC Agency, Inc., Exchange Bancshares of Moore,1st Bank of Oklahoma, First Bank & Trust Company of Wagoner and First Bank of Chandler	☒	☒	☐

	b.	Employer:	☐	☐	☐

	c.	Employer:	☐	☐	☐

(3)	Time period. Subject to any exceptions noted under Election 13(b)(4), the Plan credits as Service under Elections 13(b)(1) or (2) (Choose one or more of a., b., and c. as applicable.):

a.	[n/a] All. All service, regardless of when rendered.

b.	[n/a] Service after. All service, which is or was rendered after: (specify date).

c.	☒ Service before. All service, which is or was rendered before: the dates specified in 13(b)4 (specify date).

(4)	☒	Describe elective Predecessor Employer Service crediting: For Employees of Union Bank of Chandler and Union National Bancshares of Chandler, Inc. who were employed by such entities as of November 10, 2010 and continue such employment through December 31, 2010, all service with such entities is credited; For Employees of Exchange National Bank of Moore and Exchange Bancshares of Moore, who were employed by such entities as of December 31, 2010 all service with such entities is credited; For Employees of 1st Bank Oklahoma, who were employed by such entity as of January 1, 2012 and continue such service after such date, all service with such entity is credited; For Employees of Okemah National Bank, who were employed by such entity as of October 20, 2011 and who continue employment as Employees after such date, all service with such entity is credited; For Employees of RBC Insurance Agency, Inc. ("RBCIA") persons who were employed by such entity as of the date of the acquisition of such entity by BancFirst Corporation or its affiliate and who remain employed by RBCIA, BancFirst Corporation or one of its affiliates after such acquisition shall be credited with their service with RBCIA; For employees of Bank of Commerce, Yukon ("BCY") who were employed by BCY as of October 1, 2015, all service with BCY shall be credited; For employees of First Bank & Trust Company of Wagoner and First Bank of Chandler who were employed by either entity on January 12, 2018 and remained employed with such entities after such date, service prior to January 12, 2018 shall be credited.

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2.	The section of the Adoption Agreement entitled "ENTRY DATE" is amended as follows:

ENTRY DATE (2.02(D)). Entry Date means the Effective Date and (Choose one or more of (a) through (g). Choose Contribution Types as applicable.):

			(1)		(2)	(3)	(4)
			All		Elective
			Contributions		Deferrals	Matching	Nonelective
(a)	☒	Semi-annual. The first day of the first month and of the seventh month of the Plan Year.	☒	OR	☐	☐	☐
(b)	[n/a]	First day of Plan Year.	☐	OR	☐	☐	☐
(c)	[n/a]	First day of each Plan Year quarter.	☐	OR	☐	☐	☐
(d)	[n/a]	The first day of each month.	☐	OR	☐	☐	☐
(e)	[n/a]	Immediate. Upon Employment Commencement Date or if later, upon satisfaction of eligibility conditions.	☐	OR	☐	☐	☐
(f)	[n/a]	First day of each payroll period.	[ ]	OR	☐	☐	☐

(g)	☒ Describe Entry Date(s): The employees of First Bank of Chandler and First Bank & Trust Company of Wagoner, the entry date shall be March 1, 2018.

3.	The section of the Administrative Checklist entitled "RELATED AND PARTICIPATING EMPLOYERS/MULTIPLE EMPLOYER PLAN" is amended as follows:

AC5.  RELATED AND PARTICIPATING EMPLOYERS/MULTIPLE EMPLOYER PLAN (1.24(C)/(D)). There are or are not Related Employers and Participating Employers as follows (Complete (a) through (d).):

(a)		Related Employers. (Choose one of (1) or (2).):
	(1)	☐	None.
	(2)	☒	Name(s) of Related Employers: BancFirst, Wilcox Jones & McGrath, Inc., and First Bank of Chandler
(b)		Participating (Related) Employers. (Choose one of (1) or (2).):
	(1)	☐	None.
	(2)	☒	Name(s) of Participating Employers: BancFirst, Wilcox Jones & McGrath, Inc., First Bank of Chandler See SFC Election 76 for details.
(c)		Former Participating Employers. (Choose one of (1) or (2).):
	(1)	☐	None.
	(2)	☒	Applies.

Name(s)	Date of cessation
1st Bank Oklahoma	03/31/2012
Bank of Commerce	11/30/2015

(d)	Multiple Employer Plan status. (Choose one of (1) or (2).):
	(1)	☒	Does not apply.
	(2)	☐	Applies. The Signatory Employer is the Lead Employer and at least one Participating Employer is not a Related Employer. (Complete a.)
		a.	Name(s) of Participating Employers (other than Related Employers described above): . See SFC Election 76 for details.

First Bank- Chandler shall be permitted to be a Participating Employer in the Plan effective as of March 1, 2018.

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The Employer executes this Amendment on the date specified below.

BancFirst Corporation

Date: 2/12/18	By:	/s/ Randy Foraker EVP & Secretary
EMPLOYER

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